Exhibit 99.2 fourth quarter 2023 earnings presentation november 14, 2023 nasdaq: ocsl

Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward- looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (together with its affiliates, “Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2023. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflicts in Ukraine and Israel), natural disasters, pandemics or cybersecurity incidents; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Calculation of Assets Under Management References to total assets under management or AUM represent assets managed by Oaktree and a proportionate amount of the AUM reported by DoubleLine Capital LP ( DoubleLine Capital ), in which Oaktree owns a 20% minority interest. Oaktree's methodology for calculating AUM includes (i) the net asset value (“NAV”) of assets managed directly by Oaktree, (ii) the leverage on which management fees are charged, (iii) undrawn capital that Oaktree is entitled to call from investors in Oaktree funds pursuant to their capital commitments, (iv) for collateralized loan obligation vehicles ( CLOs ), the aggregate par value of collateral assets and principal cash, (v) for publicly-traded business development companies, gross assets (including assets acquired with leverage), net of cash, and (vi) Oaktree's pro rata portion (20%) of the AUM reported by DoubleLine Capital. This calculation of AUM is not based on the definitions of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts managed and is not calculated pursuant to regulatory definitions. Unless otherwise indicated, data provided herein are dated as of September 30, 2023. 1

Highlights for the Quarter Ended September 30, 2023 • $0.62 per share, consistent with the quarter ended June 30, 2023 adjusted net 1 investment income • GAAP net investment income was $0.62 per share, as compared with $0.63 in the quarter ended June 30, 2023 • $19.63, up slightly as compared with $19.58 as of June 30, 2023 net asset value per share • The increase was primarily driven by undistributed net investment income • Declared a cash distribution of $0.55 per share, which was well-covered by adjusted net investment income of $0.62 per share dividends • Declared a special cash distribution of $0.07 per share to offset undistributed taxable income earned in 2023 • Both distributions will be payable on December 29, 2023 to stockholders of record as of December 15, 2023 • $87 million of new investment commitments • 12.0% weighted average yield on new debt investments investment activity • $117 million of new investment fundings • Received $364 million of proceeds from prepayments, exits, other paydowns and sales • $2.9 billion at fair value across 143 portfolio companies • 12.7% weighted average yield on debt investments, up from 12.3% as of June 30, 2023 primarily due to higher base rates investment portfolio • 86% senior secured • 86% of debt portfolio was floating rate • 1.01x net debt to equity ratio, down from 1.14x as of June 30, 2023 on elevated repayment activity vs. investment fundings capital structure • $136 million of cash and $908 million of undrawn capacity on credit facilities & liquidity • Issued $300 million of 7.100% Notes due 2029; entered into interest rate swap agreement to pay SOFR + 3.1255% Note: The Company completed a 1-for-3 reverse stock split on January 20, 2023, effective as of the commencement of trading on January 23, 2023. All share amounts and per share information included in this presentation reflect the reverse stock split on a retroactive basis. 1 See page 19 for a description of this non-GAAP measure. 2

Portfolio Summary portfolio characteristics portfolio composition (At fair value) (As % of total portfolio at fair value; $ in millions) 5% 2% First Lien – $2,208 7% $2.9bn 143 Second Lien – $293 10% total investments portfolio companies Unsecured – $56 Equity – $144 76% Joint Ventures – $192 12.7% $109mm 2, 3 top ten sub-industries weighted average yield on median debt portfolio 1 debt investments company ebitda (As % of total portfolio at fair value) Application Software 15.8% Biotechnology 4.3% Data Processing & Outsourced Services 4.3% Industrial Machinery & Sup. & Cmpnts. 3.4% Health Care Technology 3.3% 86% 86% Real Estate Operating Companies 2.9% senior secured floating rate Pharmaceuticals 2.8% debt investments Specialized Finance 2.4% Broadline Retail 2.4% Health Care Services 2.3% As of September 30, 2023 Note: Numbers may not sum due to rounding. 1 Excludes investments in negative EBITDA borrowers, royalty interest financings, structured products and recurring revenue software businesses. 2 Based on GICS sub-industry classification. 3 Excludes multi-sector holdings, which is primarily composed of investments in Senior Loan Fund JV I LLC (the “Kemper JV”) and OCSI Glick JV (the “Glick JV”), joint ventures that invest primarily in senior secured loans of middle market companies. 3

Portfolio Diversity 1 diversity by investment size portfolio by industry (As % of total portfolio at fair value) (As % of total portfolio at fair value) Industry % of Portfolio Joint Ventures Software 16.5% 7% Top 10 Investments Specialty Retail 5.4 21% Real Estate Management & Development 5.2 Financial Services 4.5 Professional Services 4.5 Health Care Providers & Services 4.4 Biotechnology 4.3 Chemicals 3.5 Next 15 Machinery 3.4 Investments 22% Health Care Technology 3.3 Remaining 116 Investments Commercial Services & Supplies 3.0 51% Pharmaceuticals 2.8 Remaining 29 Industries 32.6 Joint Ventures 6.6 OCSL’s portfolio is diverse across borrowers and industries As of September 30, 2023 Note: Numbers may not sum due to rounding. 1 Based on GICS industry classification. 4

Spotlight on OCSL’s Software Exposure software exposure end market diversity (As % of total portfolio at fair value) Application Software IT Consulting & Other Services 10.8% 14.8% Systems Software 5.2% Alternative Carriers 5.7% 14.1% software: Software Specialized Consumer Services 6.9% Diversified Real Estate Activities Rest of Portfolio 16.5% Internet Services & Infrastructure 7.2% 10.4% Human Resource & Employment Services 8.1% 8.7% Broadcasting 8.2% 1 Other oaktree’s approach to software investing software portfolio characteristics • Target large, diversified businesses with entrenched customer bases 9/30/2023 Fair Value of Software Portfolio ($ in millions) $477.7 • Companies provide mission critical software solutions that lead to high customer retention rates Number of Portfolio Companies 25 • Focus on constructing a balanced application software portfolio First Lien (% of software portfolio) 85.4% that is composed of businesses that serve different end markets 2 Average Portfolio Company Revenues ($ millions) $566 • Backed by large, well-established private equity firms who have 3 strong reputations and deep sector expertise Average LTV 40% OCSL’s software investments are in large companies that serve diverse end markets As of September 30, 2023 1 Includes Aerospace & Defense, Diversified Financial Services, Automotive Parts and Equipment, Property & Casualty Insurance, Education Services, Health Care Technology and Interactive Media & Services. 2 5 Revenues based on the most recent portfolio company financial statements for the trailing twelve-month reported period. 3 Average loan-to-value (“LTV”) represents the net ratio of loan-to-value for each software portfolio company, weighted based on the fair value of total software investments as of September 30, 2023.

Investment Activity new investment highlights historical funded originations and exits ($ in millions) Strong repayment & sale activity in FY 2023 $364 $400 350 $274 300 $261 $243 250 $87mm $117mm 200 $162 $146 new investment new investment $117 150 $104 $104 1 $85 commitments fundings 100 50 0 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 1 2 New Funded Investments Investment Exits 12.0% 100% new investment composition weighted average yield on also held by other new debt commitments oaktree funds (As % of new investment commitments; $ in millions) $41mm $47mm First Lien – $87 new investment new investment commitments in new commitments in existing portfolio companies portfolio companies 100% Note: Numbers rounded to the nearest million or percentage point and may not sum as a result. Excludes the $572 million of investments at fair value acquired in the merger of Oaktree Strategic Income II, Inc. (“OSI2”) with and into us (the “OSI2 Merger”), which closed on January 23, 2023. 1 New funded investments includes drawdowns on existing delayed draw and revolver commitments. 2 Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 6

Investment Activity (continued) new investment commitment detail ($ in millions) Security Type Market Investment Number of Unsecured & Private Primary Secondary Avg. Secondary Fiscal Quarter Commitments Deals First Lien Second Lien Other Placement (Public) (Public) Purchase Price 2Q2020 $273 39 $210 $21 $42 $141 $58 $75 83% 3Q2020 261 18 177 8 76 154 71 35 74 4Q2020 148 10 123 25 0.5 90 57 2 96 1Q2021 286 21 196 90 -- 181 84 22 93 2Q2021 318 20 253 44 21 245 63 10 93 3Q2021 178 10 141 25 12 104 70 5 97 4Q2021 385 20 350 13 23 304 79 2 100 1Q2022 300 21 220 77 2 227 73 -- N/A 2Q2022 228 25 163 17 48 162 26 40 96 3Q2022 132 28 100 6 25 63 5 63 91 4Q2022 97 11 65 -- 32 71 22 4 92 1Q2023 250 25 214 10 26 188 49 14 82 2Q2023 124 9 124 -- -- 118 5 1 81 3Q2023 251 10 227 24 0.2 224 20 7 85 4Q2023 87 6 87 -- -- 76 12 -- N/A Note: Numbers may not sum due to rounding. Excludes any positions originated, purchased and sold within the same quarter and the assets acquired in the OSI2 Merger. 7

Financial Highlights As of ($ and number of shares in thousands, except per share amounts) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 GAAP Net Investment Income per Share $0.62 $0.63 $0.63 $0.63 $0.59 1 Adjusted Net Investment Income per Share $0.62 $0.62 $0.62 $0.61 $0.55 Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $(0.02) $(0.15) $(0.33) $(0.42) $(0.37) 1 Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes per Share $(0.02) $(0.14) $(0.05) $(0.39) $(0.34) Earnings (Loss) per Share $0.60 $0.48 $0.29 $0.22 $0.22 1 Adjusted Earnings (Loss) per Share $0.60 $0.47 $0.57 $0.22 $0.22 Quarterly Distributions per Share $0.55 $0.55 $0.55 $0.54 $0.51 Special Distributions per Share -- -- -- $0.42 -- NAV per Share $19.63 $19.58 $19.66 $19.63 $20.83 Weighted Average Shares Outstanding 77,130 77,080 73,203 61,142 61,125 Shares Outstanding, End of Period 77,225 77,080 77,080 61,220 61,125 Investment Portfolio (at Fair Value) $2,892,420 $3,135,619 $3,164,860 $2,642,870 $2,494,111 Cash and Cash Equivalents $136,450 $59,704 $43,750 $17,382 $23,528 Total Assets $3,217,839 $3,335,974 $3,318,507 $2,767,260 $2,646,313 2 Total Debt Outstanding $1,600,731 $1,740,066 $1,723,840 $1,463,624 $1,301,043 Net Assets $1,515,764 $1,509,441 $1,515,150 $1,201,989 $1,245,563 Total Debt to Equity Ratio 1.10x 1.18x 1.16x 1.26x 1.08x Net Debt to Equity Ratio 1.01x 1.14x 1.14x 1.24x 1.06x 3 Weighted Average Interest Rate on Debt Outstanding 7.0% 6.6% 6.2% 5.6% 4.4% Note: The Company completed a 1-for-3 reverse stock split on January 20, 2023, effective as of the commencement of trading on January 23, 2023. All share amounts and per share information included in this presentation reflect the reverse stock split on a retroactive basis. 1 8 See page 19 for a description of the non-GAAP measures. 2 Net of unamortized financing costs. 3 Includes effect of the interest rate swap agreement the Company entered into in connection with the issuance of the 2027 Notes.

Portfolio Highlights As of ($ in thousands, at fair value) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Investments at Fair Value $2,892,420 $3,135,619 $3,164,860 $2,642,870 $2,494,111 Number of Portfolio Companies 143 156 165 156 149 Average Portfolio Company Debt Investment Size $19,800 $19,800 $18,800 $16,500 $16,500 Asset Class: First Lien 76.4% 76.5% 75.0% 71.9% 71.2% Second Lien 10.1 12.0 13.0 14.4 15.7 Unsecured Debt 1.9 1.7 1.9 2.4 2.3 Equity 5.0 3.8 4.1 4.3 4.2 Joint Venture Interests 6.6 6.0 6.0 7.0 6.7 Interest Rate Type for Debt Investments: % Floating-Rate 86.2% 86.0% 87.9% 87.3% 86.5% % Fixed-Rate 13.8 14.0 12.1 12.7 13.5 Yields: 1 Weighted Average Yield on Debt Investments 12.7% 12.3% 11.9% 11.6% 10.6% Cash Component of Weighted Average Yield on Debt Investments 11.2 11.4 10.9 10.3 9.3 2 Weighted Average Yield on Total Portfolio Investments 12.0 11.8 11.5 11.2 10.2 Note: Numbers may not sum due to rounding. 1 Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the mergers of Oaktree Strategic Income Corporation (the “OCSI Merger”) and the OSI2 Merger. See page 19 for a description of the non-GAAP financial measures. 2 Annual stated yield earned plus net annual amortization of OID or premium earned on accruing investments and dividend income, including the Company's share of the return on debt investments in the Kemper JV and Glick JV, and excluding any amortization or accretion of interest income resulting solely from the cost basis established by ASC 805 for the assets acquired in connection with the OCSI Merger and the OSI2 Merger. See page 19 for a description of the non-GAAP financial measures. 9

Investment Activity As of 1 ($ in thousands) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 New Investment Commitments $87,500 $251,000 $123,800 $250,300 $97,000 2 New Funded Investment Activity $117,100 $243,300 $103,600 $274,400 $84,500 Proceeds from Prepayments, Exits, Other Paydowns and Sales $364,400 $261,000 $162,100 $104,400 $146,100 3 Net New Investments $(247,300) $(17,700) $(58,500) $170,000 $(61,600) New Investment Commitments in New Portfolio Companies 3 6 6 18 6 New Investment Commitments in Existing Portfolio Companies 3 4 3 7 5 Portfolio Company Exits 16 16 5 11 8 Weighted Average Yield at Cost on New Debt Investment Commitments 12.0% 12.6% 11.9% 13.1% 9.9% 1 Excludes the assets acquired in the OSI2 Merger. 2 New funded investment activity includes drawdowns on existing revolver commitments. 3 Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales. 10

Net Asset Value Per Share Bridge adjusted net realized and unrealized adjusted nii gains (losses), net of taxes $0.62 ($0.02) $21.00 $0.00 ($0. $0.00 00) $0.00 ($0.10) $0.08 20.00 ($0.55) $0.62 19.00 18.00 17.00 $19.63 $19.58 16.00 15.00 14.00 6/30/23 NAV GAAP Net Investment Interest Income Net Unrealized Net Realized Gain / Net Realized & Quarterly Distribution 9/30/23 NAV Income Accretion Related to Appreciation / (Loss) Unrealized Loss 1 Merger Accounting (Depreciation) Related to Merger 1 Adjustments Accounting Adjustments Note: Numbers may not sum due to rounding. Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. Numbers may not sum due to rounding. See page 19 for a description of the non-GAAP measures. Per share amounts have been adjusted for the one-for-three reverse stock split which took effect before market open on January 23, 2023. 1 Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 11

Capital Structure Overview funding sources ($ in millions) Principal 0.90x to 1.25x Committed Outstanding Interest Rate Maturity target leverage ratio Syndicated Credit Facility $1,218 $430 SOFR + 2.00% 6/23/2028 1 Citibank Facility 400 280 SOFR + 2.00%-2.75% 1/26/2027 2025 Notes 300 300 3.500% 2/25/2025 2 Investment 2027 Notes 350 350 2.700% (SOFR + 1.658%) 1/15/2027 3 2029 Notes 300 300 7.100% (SOFR + 3.126%) 2/15/2029 Grade Rated by moody’s and fitch Cash and Cash Equivalents -- (136) -- -- Total $2,568 $1,524 Weighted Average Interest Rate 7.0% 57% Net Debt to Equity Ratio 1.01x unsecured maturities borrowings ($ in millions) $1,500 1,000 $120 $788 $1.0bn 500 $280 4 $430 available liquidity $350 $300 $300 0 2023 2024 2025 2026 2027 2028 2029 Unsecured Debt Credit Facilities Drawn Credit Facilities Undrawn Diverse and flexible sources of debt capital with no near-term maturities As of September 30, 2023 Note: Numbers may not sum due to rounding. 1 The interest rate on outstanding borrowings is SOFR plus 2.00% on broadly syndicated loans and SOFR plus 2.75% on all other eligible loans. 2 The Company entered into an interest rate swap agreement under which the Company receives a fixed interest rate of 2.700% and pays a floating rate of the three-month SOFR plus 1.658% on a notional amount of $350 million. 3 The Company entered into an interest rate swap agreement under which the Company receives a fixed interest rate of 7.100% and pays a floating rate of the three-month SOFR plus 3.126% on a notional 12 amount of $300 million 4 Liquidity was composed of $136.5 million of unrestricted cash and cash equivalents and $907.5 million of undrawn capacity under the credit facilities (subject to borrowing base and other limitations).

Funding and Liquidity Metrics leverage utilization liquidity overview ($ in millions) ($ in millions) $3,000 12/31/2022 3/31/2023 6/30/2023 9/30/2023 $2,568 Credit Facilities Committed $1,200 $1,450 $1,618 $1,618 2,500 $2,268 Credit Facilities Drawn (860) (1,115) (1,135) (710) $2,100 $908 $483 2,000 $1,850 Cash and Cash Equivalents 17 44 60 136 $335 $340 Total Liquidity 357 379 542 1,044 1,500 1 Total Unfunded Commitments (172) (237) (247) (206) Unavailable Unfunded 42 53 62 51 1,000 2 $1,785 Commitments $1,765 $1,660 $1,510 Adjusted Liquidity $227 $195 $357 $890 500 0 3 Ample liquidity to support funding needs 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Total Debt Outstanding Undrawn Capacity 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Cash $17 $44 $60 $136 Net Assets $1,202 $1,515 $1,509 $1,516 Total Leverage 1.26x 1.16x 1.18x 1.10x Net Leverage 1.24x 1.14x 1.14x 1.01x 1 Excludes unfunded commitments to the Kemper JV and Glick JV. 2 Includes unfunded commitments ineligible to be drawn due to certain limitations in credit agreements. 3 As of September 30, 2023, we have analyzed cash and cash equivalents, availability under our credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate. 13

Strategic Joint Ventures are Accretive to Earnings ocsl’s joint ventures are income-enhancing vehicles that primarily invest in senior secured loans of middle market companies and other corporate debt securities Key Attributes of Joint Ventures: • Equity ownership: 87.5% OCSL and 12.5% joint venture partner • Shared voting control: 50% OCSL and 50% joint venture partner kemper jv characteristics glick jv characteristics (At fair value) (At fair value) $142mm 4.9% $50mm 1.7% ocsl’s investments % of ocsl’s ocsl’s investments % of ocsl’s in the kemper jv portfolio in the glick jv portfolio $5.4mm 15.2% $2.0mm 16.3% net investment return on ocsl’s net investment return on ocsl’s 1 3 2 3 income investment (annualized) income investment (annualized) combined portfolio summary portfolio company wtd. avg. debt portfolio investment portfolio first lien leverage ratio count yield $446mm 96% 50 11.2% 1.2x As of September 30, 2023 1 Represents OCSL’s 87.5% share of the Kemper JV’s net investment income (excluding subordinated note interest expense and deferred financing costs) earned during the quarter ended September 30, 2023. 14 2 Represents OCSL’s 87.5% share of the Glick JV’s net investment income (excluding subordinated note interest expense and deferred financing costs) earned during the quarter ended September 30, 2023. 3 Calculated as OCSL’s share of each respective joint venture’s net investment income annualized, divided by the fair value of OCSL’s investments in each joint venture as of June 30, 2023.

Compelling Performance Under Oaktree Management 1 nav and cumulative distributions paid per share $30.00 25.00 $5.12 $5.60 $8.79 $4.65 $8.24 $7.69 $4.22 $6.09 $6.60 $7.14 $3.83 $3.47 $3.14 $2.25 $1.97 $1.68 $1.40 20.00 $0.42 $0.42 $0.42 $0.42 $2.82 $1.11 $0.54 $0.83 $0.26 $2.54 15.00 $22.03 $21.84 $21.78 $21.66 $21.27 $20.54 $20.67 $20.38 10.00 $19.79 $19.81 $19.82 $19.65 $19.63 $19.66 $19.58 $19.63 $19.47 $18.57 $18.26 $18.28 $17.84 $17.44 $17.61 $16.01 5.00 0.00 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 NAV Per Share Cumulative Special Distributions Paid Per Share Cumulative Quarterly Distributions Paid Per Share 2 OCSL has generated a 10.6% annualized return on equity under Oaktree management Note: The Company completed a 1-for-3 reverse stock split on January 20, 2023, effective as of the commencement of trading on January 23, 2023. All share amounts and per share information included in this presentation reflect the reverse stock split on a retroactive basis. 1 Cumulative distributions declared and paid from December 31, 2017 through September 30, 2023. 15 2 Annualized return on equity calculated as the change in net asset value plus distributions paid from December 31, 2017 through September 30, 2023. Assumes dividends reinvested at NAV.

Appendix

Quarterly Statement of Operations For the three months ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 ($ in thousands) investment income Interest income $94,732 $95,310 $88,745 $69,978 $61,719 PIK interest income 5,544 3,967 4,123 6,130 6,011 Fee income 572 1,573 2,380 2,021 1,539 Dividend income 1,057 1,050 1,054 1,050 875 GAAP total investment income 101,905 101,900 96,302 79,179 70,144 Less: Interest income accretion related to merger accounting adjustments 252 (842) (561) (1,746) (2,173) Adjusted total investment income 102,157 101,058 95,741 77,433 67,971 expenses Base management fee 11,516 11,983 11,483 9,917 9,703 Part I incentive fee 9,531 9,590 9,007 7,703 6,986 Part II incentive fee -- -- -- -- -- Interest expense 32,326 30,793 27,804 20,719 15,751 1 Other operating expenses 2,534 2,621 3,805 2,704 2,596 Total expenses 55,907 54,987 52,099 41,043 35,036 Fees waived (1,500) (1,500) (1,775) (750) (750) Net expenses 54,407 53,487 50,324 40,293 34,286 (Provision) benefit for taxes on net investment income -- -- -- -- -- Excise tax -- -- -- (78) -- GAAP net investment income 47,498 48,413 45,978 38,808 35,858 Less: Interest income accretion related to merger accounting adjustments 252 (842) (561) (1,746) (2,173) Add: Part II incentive fee -- -- -- -- -- Adjusted net investment income $47,750 $47,571 $45,417 $37,062 $33,685 17 Note: See page 19 for a description of the non-GAAP measures. 1 Includes professional fees, directors fees, administrator expense and general and administrative expenses.

Quarterly Statement of Operations (continued) For the three months ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 ($ in thousands, except per share amounts) net realized and unrealized gains (losses) Net unrealized appreciation (depreciation) $13,745 $(1,039) $(18,279) $(22,982) $(17,869) Net realized gains (losses) (13,238) (10,603) (6,111) (3,203) (2,756) (Provision) benefit for taxes on realized and unrealized gains (losses) (2,053) (86) (66) 549 (2,025) GAAP net realized and unrealized gains (losses), net of taxes $(1,546) $(11,728) $(24,456) $(25,636) $(22,650) Less: Net realized and unrealized losses (gains) related to merger accounting (122) 612 20,955 1,746 2,173 adjustments Adjusted net realized and unrealized gains (losses), net of taxes $(1,668) $(11,116) $(3,501) $(23,890) $(20,477) GAAP net increase (decrease) in net assets resulting from operations $45,952 $36,685 $21,522 $13,172 $13,208 Less: Interest income accretion related to merger accounting adjustments 252 (842) (561) (1,746) (2,173) Less: Net realized and unrealized losses (gains) related to merger accounting (122) 612 20,955 1,746 2,173 adjustments Adjusted earnings (loss) $46,082 $36,455 $41,916 $13,172 $13,208 per share data: GAAP total investment income $1.32 $1.32 $1.32 $1.30 $1.15 Adjusted total investment income 1.32 1.31 1.31 1.27 1.11 GAAP net investment income 0.62 0.63 0.63 0.63 0.59 Adjusted net investment income 0.62 0.62 0.62 0.61 0.55 GAAP net realized and unrealized gains (losses), net of taxes (0.02) (0.15) (0.33) (0.42) (0.37) Adjusted net realized and unrealized gains (losses), net of taxes (0.02) (0.14) (0.05) (0.39) (0.34) GAAP net increase/decrease in net assets resulting from operations 0.60 0.48 0.29 0.22 0.22 Adjusted earnings (loss) 0.60 0.47 0.57 0.22 0.22 Weighted average common shares outstanding 77,130 77,080 73,203 61,142 61,125 Shares outstanding, end of period 77,225 77,080 77,080 61,220 61,125 18 Note: See page 19 for a description of the non-GAAP measures. Per share amounts have been adjusted for the one-for-three reverse stock split which took effect before market open on January 23, 2023.

Non-GAAP Disclosures The OCSI Merger and the OSI2 Merger (the “Mergers”) were accounted for as asset acquisitions in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues ( ASC 805 ). The consideration paid to each of the stockholders of Oaktree Strategic Income Corporation (“OCSI”) and OSI2 were allocated to the individual assets acquired and liabilities assumed based on the relative fair values of the net identifiable assets acquired other than non-qualifying assets, which established a new cost basis for the acquired investments under ASC 805 that, in aggregate, was different than the historical cost basis of the acquired investments prior to the OCSI Merger or OSI2 Merger, as applicable. Additionally, immediately following the completion of the Mergers, the acquired investments were marked to their respective fair values under ASC 820, Fair Value Measurements, which resulted in unrealized appreciation / depreciation. The new cost basis established by ASC 805 on debt investments acquired will accrete / amortize over the life of each respective debt investment through interest income, with a corresponding adjustment recorded to unrealized appreciation / depreciation on such investment acquired through its ultimate disposition. The new cost basis established by ASC 805 on equity investments acquired will not accrete / amortize over the life of such investments through interest income and, assuming no subsequent change to the fair value of the equity investments acquired and disposition of such equity investments at fair value, the Company will recognize a realized gain / loss with a corresponding reversal of the unrealized appreciation / depreciation on disposition of such equity investments acquired. The Company’s management uses the non-GAAP financial measures described above internally to analyze and evaluate financial results and performance and to compare its financial results with those of other business development companies that have not adjusted the cost basis of certain investments pursuant to ASC 805. The Company’s management believes Adjusted Total Investment Income , Adjusted Total Investment Income Per Share , Adjusted Net Investment Income and Adjusted Net Investment Income Per Share are useful to investors as an additional tool to evaluate ongoing results and trends for the Company without giving effect to the accretion income resulting from the new cost basis of the investments acquired in the Mergers because these amounts do not impact the fees payable to Oaktree under its second amended and restated investment advisory agreement (the “A&R Advisory Agreement”), and specifically as its relates to Adjusted Net Investment Income and Adjusted Net Investment Income Per Share , without giving effect to Part II incentive fees. In addition, the Company’s management believes that “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes”, “Adjusted Net Realized and Unrealized Gains (Losses), Net of Taxes Per Share”, “Adjusted Earnings (Loss)” and “Adjusted Earnings (Loss) Per Share” are useful to investors as they exclude the non-cash income/gain resulting from the Mergers and used by management to evaluate the economic earnings of its investment portfolio. Moreover, these metrics align the Company's key financial measures with the calculation of incentive fees payable to Oaktree under with the A&R Advisory Agreement (i.e., excluding amounts resulting solely from the lower cost basis of the acquired investments established by ASC 805 that would have been to the benefit of Oaktree absent such exclusion). 19 contact us: visit us: Investor Relations oaktreespecialtylending.com Michael Mosticchio (212) 284-1900 ocsl-ir@oaktreecapital.com